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                United States Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 20, 2004

                           SCBT FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

        South Carolina                001-12669                 57-079935
  (State or other jurisdiction  (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)



          520 Gervais Street
          Columbia, South Carolina                           29201-3046
       (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (800) 277-2175

                           FIRST NATIONAL CORPORATION
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

     On February 20, 2004, SCBT Financial Corporation, f/k/a/ First National Corporation, issued a press release announcing that it has filed Articles of Amendment to its Articles of Incorporation that changes its corporate name to SCBT Financial Corporation. The press release and Articles of Amendment are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.














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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

February 20, 2004                     SCBT Financial Corporation

                                      By:  /s/ Richard C. Mathis
                                      _________________________________________
                                      Richard C. Mathis
                                      Executive Vice President and
                                      Chief Financial Officer







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                                  Exhibit Index


  Exhibit No.     Description of Exhibit
  ___________     ______________________


    99.1          Press release dated February 20, 2004
    99.2          Articles of Amendment